SIX CIRCLES® TRUST

Six Circles Ultra Short Duration Fund

Supplement dated October 15, 2020

to the Summary Prospectus and Prospectus dated April 30, 2020

Effective immediately, Thomas Musmanno is removed as a portfolio manager to the Six Circles Ultra Short Duration Fund (the “Fund”) and Akiva Dickstein and Scott MacLellan are added. Accordingly, effective immediately, the portfolio manager information for BlackRock for the Fund in the “Risk/Return Summary — Management — Sub-Advisers” section of the Summary Prospectus and Prospectus is hereby deleted in its entirety and replaced with the following:

BlackRock

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Akiva Dickstein	2020	Managing Director
Scott MacLellan	2020	Director

In addition, effective immediately, the “The Funds’ Management and Administration — The Portfolio Managers – Sub-Advisers– Ultra Short Duration Fund — BlackRock — Portfolio Managers” section of the Prospectus is hereby deleted in its entirety and replaced by the following:

Portfolio Managers:

Akiva Dickstein and Scott MacLellan will serve as portfolio managers to the Ultra Short Duration Fund.

Mr. Dickstein is Head of Customized Multi-Sector Portfolios and Co-Head of Global Inflation Linked Portfolios within BlackRock’s Global Fixed Income Group, and a member of the Global Fixed Income executive team. He is also a portfolio manager of BlackRock’s Core Bond Fund.

Mr. McLellan is a portfolio manager in BlackRock’s Global Fixed Income Group. He is the co-portfolio manager of BlackRock’s Low Duration Bond Fund and the BGF USD Short Duration Bond Fund. As a lead portfolio manager on the USD short duration fixed income platform, he also focuses on managing multi-sector short duration portfolios and closed-end funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

SUPP-6C-2020-7